                                                                  Exhibit 10.4


                                 AMENDMENT NO. 1
                                       TO
                            ASSET PURCHASE AGREEMENT

         THIS AMENDMENT NO. 1 (the "AMENDMENT") to the ASSET PURCHASE AGREEMENT is made and entered into as of this 2nd day of January, 1998 by and between Jack Gray Transport, Inc., an Indiana corporation ("JGT"), Gary I. Goldberg ("GOLDBERG") and Aasche Transportation Services, Inc., a Delaware corporation ("AASCHE").

                                    RECITALS

         A. JGT and Goldberg entered into that certain Asset Purchase Agreement dated as of September 24, 1997 (the "AGREEMENT").

         B. Goldberg assigned certain of his rights and interests in the Agreement to Aasche pursuant to a certain Assignment of Asset Purchase Agreement dated as of September 29, 1997 which Assignment was consented to by JGT by a consent dated as of October 15, 1997.

         C. In view of the complicated nature of the financing, additional time is required to prepare and negotiate the lending documents.

         D. The parties hereto desire to extend the time for Closing the transaction in the manner set forth in this Amendment.

                                      TERMS

         NOW, THEREFORE, in consideration of the foregoing Recitals and the mutual promises contained herein, and for other good and valuable consideration, the receipt and sufficiency of which hereby are acknowledged, JGT, Goldberg and Aasche agree as follows:

         1. All defined terms shall have the meaning ascribed to them in the Agreement.

         2. Aasche agrees to pay JGT $200,000 as consideration for the agreements contained in this Amendment, which amount shall be treated as additional Purchase Price. In the event such payment is not received by JGT by 4:00 p.m., Chicago time, on January 9, 1998, this Amendment shall be null and void. Said amount shall be paid by check.

         3. In Section 7.2, clause (A) shall be stricken in its entirety.

         4. In Section 8.1, reference to the date "January 2, 1998" shall be changed to "January 30, 1998." The last sentence in Section 8.1 shall be stricken in its entirety.

         5. In Section 11.1(c), reference to the date "January 2, 1998" shall be changed to "January 30, 1998." Section 11.1(d) shall be stricken in its entirety.

                                                                    Exhibit 10.4

         6. Nothwithstanding anything to the contrary contained in the Agreement or in this Amendment, JGT, Aasche and Goldberg acknowledge and agree that during the period between January 2, 1998 and the Closing Date: (i) JGT shall not be required to pay any salary or other compensation to Goldberg who shall continue as Executive Vice President of JGT; (ii) JGT shall, and shall cause John S. Gray as President of JGT, to manage and conduct the Business in substantially the same manner as has been conducted prior to the date of the Agreement; (iii) JGT shall not purchase or lease any tractor, trailer or other equipment between the date of this Amendment and the Closing Date unless such purchase or lease has been approved by the President of JGT; and (iv) JGT shall not enter into any contract (written or oral) for the provision of trucking services, unless such contract has been approved by the President of JGT.

         7. Except as expressly provided herein, nothing in this Amendment shall be deemed to waive or modify any of the provisions of the Agreement. In the event of any conflict between the Agreement, this Amendment or any other amendment or addendum thereof, the document later in time shall prevail.

         8. The Amendment may be executed simulaneously in one or more counterparts, each of which shall be deemed an original and all of which together shall constitute but one and the same instrument.

         IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first above written.

                                          JACK GRAY TRANSPORT, INC.


                                          By:  /s/ John S. Gray
                                             ---------------------------------
                                                   John S. Gray, President


                                          AASCHE TRANSPORTATION SERVICES, INC.

                                          By:  /s/ Leon M. Monachos
                                             ---------------------------------
                                                   Leon M. Monachos, Chief
                                                   Financial Officer


                                               /s/ Gary I. Goldberg
                                             ---------------------------------
                                                   Gary I. Goldberg